UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2014

NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)
(408) 907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b),(e)    On February 26, 2014, NETGEAR, Inc. (the “Company”) and David S.G. Soares, the Company’s Senior Vice President and General Manager of the Retail Business Unit, reached an agreement with respect to Mr. Soares’ separation from the Company, as approved by the Compensation Committee of the Board of Directors of the Company. Mr. Soares will receive the following severance benefits in exchange for a full release of claims:

•	Continued payment of his base salary for 18 months, subject to reduction in the event Mr. Soares commences any new employment, as described below;

•
Continued vesting of his equity awards for 24 months, and continued exercisability of his stock option grants for 27 months, subject to reduction in the event Mr. Soares commences any new employment, as described below;

•	Continued eligibility to receive a bonus under the Company’s 2014 Executive Bonus Plan;

•	Company-paid health coverage for 18 months, subject to reduction in the event Mr. Soares commences any new employment, as described below;

•	Reimbursement of up to $50,000 for relocation expenses;

•	Reimbursement of up to $2,500 per year for 2014, 2015 and 2016 tax preparation;

•	Cost of consultation with the Company’s immigration counsel relating to Mr. Soares’ visa, and with employment counsel relating to the separation agreement, not to exceed $5,000 in the aggregate; and

•	Retention of the laptop, certain other equipment and cell phone numbers provided to Mr. Soares in connection with his employment by the Company for his personal use.

In the event Mr. Soares commences any new employment on or prior to twelve months following his separation with the Company, his base salary and Company-paid health coverage will only continue through the six-month anniversary of his acceptance of new employment, the continued vesting of his equity awards will continue through the 12-month anniversary of his acceptance of new employment, and his option post-termination exercise period will be the three-month period following the 12-month anniversary of his acceptance of new employment.

Patrick Lo, Chairman and CEO of the Company, will assume Mr. Soares’ duties in the interim while the Company searches for a replacement
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and Mutual Release, dated February 26, 2014, between NETGEAR, Inc. and David S.G. Soares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Dated: February 26, 2014	By:	/s/ Andrew W. Kim
Andrew W. Kim
SVP of Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement and Mutual Release, dated February 26, 2014, between NETGEAR, Inc. and David S.G. Soares.